UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2014

Einstein Noah Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33515	13-3690261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Zang Street, Suite 300

Lakewood, Colorado 80228

(Address of principal executive offices)

(303) 568-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Reference is made to certain financial results of Einstein Noah Restaurant Group, Inc. (the “Company”) for the year ended December 31, 2013 (the “2013 Financial Results”), included in the Company’s press release issued on February 24, 2014 (the “Press Release”), attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2014, the Company announced that Jeffrey J. O’Neill resigned from the Company’s Board of Directors (the “Board”) and as President and Chief Executive Officer (“CEO”) of the Company as of February 24, 2014. In connection with his resignation as CEO, outstanding awards of stock options and restricted stock units (“RSU’s”) held by Mr. O’Neill were modified to provide accelerated vesting of options and RSU’s not vested at the time of his resignation, such accelerated options required to be exercised within 6 months of resignation. See Exhibit 10.01 attached hereto for more information.

The Company also announced that Michael W. Arthur, a member of the Board and, formerly the chairman of the Audit Committee, has been appointed as interim President and Chief Executive Officer to serve in such position until the Company completes the process of hiring a permanent CEO.

Information concerning Mr. Arthur’s compensation as interim CEO as required by Item 5.02(c)(3) of this form is not currently available. By amendment to this Form 8-K, the Company will report such information as and when it is determined.

Mr. Arthur, 74, joined the Board in 2004 and, prior to his appointment as interim CEO, had served as Audit Committee chairman. He had also previously served as a member of the Company’s Compensation Committee. Since 1990, Mr. Arthur has headed Michael Arthur and Associates, a consulting and interim management firm specializing in restructurings, business development, and strategic, financial, marketing and branding strategies. During their restructurings, he served as CEO of California Federal Bank and financial advisor to the franchisees of Long John Silver’s Restaurants. Prior to 1990, Mr. Arthur served as Executive Vice President and Chief Financial Officer for Sizzler Restaurants and Pinkerton Security; Vice President of Marketing for Mattel Toys; and also served in management roles for D’Arcy, Masius, Benton & Bowles Advertising and Procter and Gamble. Mr. Arthur has a B.A. degree from Johns Hopkins University and attended the Wharton Graduate School of Business. He also serves on the board of directors of the Alzheimers Association.

See the Press Release attached to this Current Report on Form 8-K as Exhibit 99.1 for more information. The content of Exhibit 99.1 (other than the 2013 Financial Results) is incorporated by reference herein for purposes of this Item 5.02 disclosure.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Vesting of Stock Options and Restricted Stock Units (RSUs) of Jeffrey J. O’Neill as of February 24, 2014

99.1	Press Release dated February 24, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EINSTEIN NOAH RESTAURANT GROUP, INC.

	By:	/s/ Rhonda J. Parish
Rhonda J. Parish
Date: February 24, 2014		Chief Legal Officer and Corporate Secretary